                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  August 27, 2001

(i)     Amount of principal being paid or distributed in respect of the Certificates:
                          $0.00
                  ----------------------
                 (  $              -     , per $1,000 original principal amount of the Notes)
                  ----------------------

(ii)    (a)  Amount of interest being paid or distributed in respect of the Certificates:
                       $812,969.44
                  ----------------------
                 (  $        0.0000125   , per $1,000 original principal amount of the Notes)
                  ----------------------
        (a)  Amount of interest being paid or distributed in respect of the Certificates Strip:
                        $30,550.00
                  ----------------------
                 (  $        0.0000005   , per $1,000 original principal amount of the Notes)
                  ----------------------
(iii)   Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
        (1)  (a)  Distributed to Certificateholders:
                         $0.00
                  ----------------------
                 (  $               -    , per $1,000 original principal amount of the Certificates)
                  ----------------------
             (b)  Distributed to Certificateholders:
                  $0.00
                  ----------------------
                 (  $               -    , per $1,000 original principal amount of the Certificates)
                  ----------------------
        (2)  (a)  Balance on Certificateholders:
                         $0.00
                  ----------------------
                 (  $               -    , per $1,000 original principal amount of the Notes)
                  ----------------------
             (b)  Balance on Certificateholders:
                         $0.00
                  ----------------------
                 (  $               -    , per $1,000 original principal amount of the Notes)
                  ----------------------

(iv)    Payments made under the Cap Agreement on such date:            August 24, 2001
                                                               -------------------------------
                 (  $0.00                with respect to the Certificates,
                  ----------------------
                 (  $0.00                with respect to the Notes,
                  ----------------------
                 (  $0.00                outstanding amount owed to Cap Provider.
                  ----------------------

(v)     Pool Balance at end of related Collection Period:      $842,124,697.22
                                                           -------------------------

(vi)    After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:     $122,214,224.91
                                                                    ---------------------
             (2)  Class A-1 Note Pool Factor:               0.43647937
                                                       --------------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:     $625,000,000.00
                                                                    ---------------------
             (2)  Class A-2 Note Pool Factor:               1.00000000
                                                       --------------------
        (c)  (1)  Outstanding principal amount of Class M Notes:       $30,000,000.00
                                                                    ---------------------
             (2)  Class M Note Pool Factor:                 1.00000000
                                                       --------------------
        (d)  (1)  Outstanding principal amount of Certificates:        $65,000,000.00
                                                                    ---------------------
             (2)  Certificate Pool Factor:                  1.00000000
                                                       --------------------


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

                                                                         Page 2

(vii)   Certificate Interest Rate:
        (a)  In general
             (1)  Three-Month Libor was
                     4.0700000%     for the current period
                  -----------------
             (2)  The Student Loan Rate was:           Not Applicable    (1)
                                                       ------------------
        (b)  Certificate Interest Rate:                4.9700000%    (Based on 3-Month LIBOR)
                                                       -------------

         (1) This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month
               LIBOR of the preceding Determination Date.

(viii)       Amount of Master Servicing Fee for  related Collection Period:     $1,058,556.76
                                                                            --------------------
                     $ 0.000016285      , per $1,000 original principal amount of the Certificates.
                  ---------------------

(ix)         Amount of Administration Fee for related Collection Period:        $3,000.00
                                                                            -------------------
                     $ 0.046153846      , per $1,000 original principal amount of the Certificates.
                  ----------------------

(x)     (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:    $740,360.94
                                                                                             ------------------


        (b)  Delinquent Contracts                       # DISB.       %         $ AMOUNT         %
                                                        -------       -         --------         -
             30-60 Days Delinquent                       1,706      1.96%     $ 16,330,935     2.76%
             61-90 Days Delinquent                         732      0.84%     $  7,158,732     1.21%
             91-120 Days Delinquent                        510      0.59%     $  4,922,376     0.83%
             More than 120 Days Delinquent               1,260      1.45%     $ 12,959,956     2.19%
             Claims Filed Awaiting Payment                 354      0.41%     $  3,372,195     0.57%
                                                       ----------  -------    -------------   --------
                TOTAL                                    4,562      5.25%     $ 44,744,194     7.57%

(xi)    Amount in the Reserve Account:           $15,232,373.92
                                              --------------------

(xii)   Amount in the Prefunding Account:          $89,527.69
                                              --------------------

(xiii)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used
        to acquire Subsequent Pool Student Loans:      0.00



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